[Pioneer LOGO]

            Pioneer Europe Fund

            --------------------------------------
            ANNUAL REPORT 10/31/97
            --------------------------------------

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    16

Notes to Financial Statements                                           22

Report of Independent Public Accountants                                27

Trustees, Officers and Service Providers                                28

Retirement Plans From Pioneer                                           29

Pioneer Europe Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 10/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Europe Fund, covering its fiscal year ended October 31, 1997. I thank you for your interest and this opportunity to comment briefly on today's investing environment.

At the close of October, the world's stock markets demonstrated unprecedented volatility. Asian markets plunged after languishing for several months as they digested currency and economic changes. In the United States, the Dow Jones Industrial Average took a break from its exhilarating upward climb to experience
- in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin America was affected in a chain reaction from nervous investors.

The whirlwind of market activity was a powerful reminder that emotions can significantly move markets, and investors often treat broad groups of stocks as if they offered the same level of risk and reward, in this case whether or not they have significant business interests in Asia. It also demonstrated how difficult, if not impossible, it is to "time the market" - to buy only when prices are lowest and sell only when prices are highest. We have always advocated buying a stock because we want to invest in a business, at a price that makes sense given a realistic outlook for the company's prospects. We also believe in holding a stock until its price rises to what we think is its full value, or we have reason to believe it won't meet our expectations. Market swings are always unnerving but they don't distract us, and shouldn't distract you, from long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about Pioneer Europe Fund. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about your Fund.

Respectfully,


/S/ John F. Cogan, Jr.
John F. Cogan, Jr.,
Chairman and President

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 10/31/97
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]

International Common Stock                      91%
Depositary Receipts for International Stocks     5%
Short-Term Cash Equivalents                      3%
International Preferred Stocks                   1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar graph]

United Kingdom          19%
Germany                 11%
France                  10%
Italy                   10%
Netherlands              8%
Switzerland              8%
Finland                  6%
Spain                    6%
Sweden                   6%
Denmark                  4%
Belgium                  3%
Portugal                 3%
Norway                   2%
Austria                  1%
Bermuda                  1%
Poland                   1%
Turkey                   1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
1. Raisio Group Plc           2.89%    6. Ashtead Group Plc             1.33%
--------------------------------------------------------------------------------
2. Biora AB                   2.35     7. JBA Holdings Plc              1.23
--------------------------------------------------------------------------------
3. Schibsted ASA              1.59     8. Stagecoach Holdings Plc       1.20
--------------------------------------------------------------------------------
4. Banca Fideuram SpA         1.37     9. Kuoni Reisen Holding AG
                                          (Series B) (Registered)       1.17
--------------------------------------------------------------------------------
5. Compass Group Plc          1.36     10. Nycomed Amersham Plc         1.17
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------
 Net Asset Value
 per Share            10/31/97       10/31/96
                      $27.60         $23.25

 Distributions per Share       Income      Short-Term       Long-Term
 (10/31/96 - 10/31/97)         Dividends   Capital Gains    Capital Gains
                               $0.217      $0.266           $1.314

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

--------------------------------------------------------------------------------
[boxed text]
Average Annual Total Returns
 (As of October 31, 1997)

                  Net Asset   Public Offering
 Period             Value         Price*
 Life-of-Fund       14.49%        13.46%
 (4/2/91)
 5 Years            20.02         18.61
 1 Year             28.30         20.92
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000+
                       Pioneer Europe      MSCI Europe
      Date                 Fund*              Index

       4/30/91             9,425             10,000
      10/31/91             9,524             10,378
                          10,320             11,192
      10/31/92             9,914             10,233
                          10,265             11,417
      10/31/93            11,346             12,913
                          12,423             13,957
      10/31/94            13,159             14,417
                          13,568             15,309
      10/31/95            15,148             16,389
                          16,447             17,824
      10/31/96            17,844             19,330
                          19,974             21,642
      10/31/97            22,894             24,433

+ Index comparison begins April 30, 1991. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/97                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share            10/31/97       10/31/96
                      $26.88         $22.74

 Distributions per Share       Income      Short-Term       Long-Term
 (10/31/96 - 10/31/97)         Dividends   Capital Gains    Capital Gains
                               $0.108      $0.266           $1.314

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

--------------------------------------------------------------------------------
[boxed text]
Average Annual Total Returns
 (As of October 31, 1997)

                     If         If
 Period             Held     Redeemed*
 Life-of-Fund      19.32%      18.79%
 (4/4/94)
 1 Year            27.35       23.35
--------------------------------------------------------------------------------

* Reflects deduction of the maximum appli cable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000+
                       Pioneer Europe      MSCI Europe
      Date                 Fund*              Index

       4/30/94            10,000             10,000
                          10,124              9,980
      10/31/94            10,539             10,329
                           9,916              9,922
       4/30/95            10,838             10,969
                          12,268             11,900
      10/31/95            12,060             11,742
                          12,348             12,293
       4/30/96            13,048             12,771
                          13,191             12,861
      10/31/96            14,089             13,849
                          15,460             14,887
       4/30/97            15,707             15,506
                          17,583             17,787
      10/31/97            17,643             17,506

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share            10/31/97       10/31/96
                      $26.73         $22.69

 Distributions per Share       Income      Short-Term       Long-Term
 (10/31/96 - 10/31/97)         Dividends   Capital Gains    Capital Gains
                               $0.199      $0.266           $1.314

 Investment Returns
--------------------------------------------------------------------------------

 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

--------------------------------------------------------------------------------
[boxed text]
Average Annual Total Returns
 (As of October 31, 1997)

                        If           If
 Period                Held       Redeemed*
 Life-of-Fund         23.75%       23.75%
 (1/31/96)
 1 Year               27.47        27.47
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

Growth of $10,000
                       Pioneer Europe      MSCI Europe
      Date                 Fund*              Index

        1/31/96           10,000             10,000
                          10,246             10,186
                          10,412             10,311
        4/30/96           10,542             10,389
                          10,823             10,473
                          10,954             10,592
        7/31/96           10,678             10,463
                          11,069             10,777
                          11,215             11,007
       10/31/96           11,391             11,266
                          11,948             11,841
                          12,293             12,074
        1/31/97           12,505             12,110
                          12,613             12,274
                          12,955             12,674
        4/30/97           12,705             12,614
                          13,292             13,157
                          13,917             13,819
        7/31/97           14,226             14,470
                          13,824             13,646
                          14,965             14,973
       10/31/97           14,520             14,241

   The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
   Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------


We are pleased to report that Pioneer Europe Fund completed its seventh year of operations with flying colors - despite increased market volatility toward the end of the period. The Fund delivered total returns of 28.30% for Class A shares, 27.35% for Class B shares and 27.47% for Class C shares, all at net asset value, for the 12 months ended October 31, 1997. These returns all placed in the top 20 percent of the 68 European region funds tracked by Lipper Analytical Services, an independent mutual fund research firm, and were well ahead of the category's average return of 20.38%.* The Morgan Stanley Capital International (MSCI) Europe Index posted a total return of 25.98% for the same period.

Moving toward Europe Inc.

Economic growth across Europe continued at a moderate pace, as nations struggled with the tough fiscal and monetary guidelines mandated by the Maastricht Treaty for entry into the European Monetary Union (EMU) in 1999. Two of the top-performing countries for the period - Italy and Spain - made great strides in meeting the 3% budgetary deficit limit for 1997.

In Italy, Prime Minister Prodi achieved deep cuts in the budget deficit during October, assuring Italy's first-round participation with Europe's single currency, the euro. Modest growth and low inflation should enable the Bank of Italy to reduce interest rates next year to bring them further in line with those of other European nations. Spain's prospects for entry into the EMU are strong, supported by revitalized domestic demand and its continued export boom. Low inflation and tight fiscal control have resulted in low interest rates, sparking consumer and business spending. On October 31, the Fund's equity holdings in Italy and Spain were 10% and 6%, respectively.

More signs of the pending union are evident. Local currencies are improving, and the yields in most European bond markets have drawn closer

----------
* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For the one-, three- and five-year periods, the Fund's Class A shares ranked 7, 3 and 4 out of 68, 37 and 18 European region funds, respectively. Past performance does not guarantee future results.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

together. Corporate Europe is starting to restructure in anticipation of a more level playing field - one that will reveal inefficiencies once hidden by exchange rate differentials. As companies contemplate strategies to increase their competitiveness, they'll be under pressure to reduce costs and focus on what they do best. Already, efforts to ensure competitiveness on a European, if not global, scale have resulted in a bonanza of mergers and acquisitions. All of this financial integration had a favorable impact on Europe's markets, resulting in solid gains in stock prices.

Large-Cap Stocks Lead the Rally

The 12 months ended October 31 proved to be a good year for large-capitalization, blue-chip stocks. Investors, preferring liquidity, bought stocks of big companies with steady, predictable growth. Only one-third of your Fund's portfolio is invested in these well-established companies, but the Fund's strong showing reflect its large-cap winners. Pharma ceutical giants Glaxo Wellcome (Britain) and Novo Nordisk (Denmark) made good gains. In the telecommunications industry, Telecom Italia, Portugal Telecom and Alcatel Alsthom (France) performed well, as did Nokia (Finland).

The finance industry, particularly asset management and life insurance companies, performed very well and comprised 20% of equity assets at the end of the period. One of our perennial favorites for your Fund, Banca Fideuram (Italy), rose 100% over the 12 months. Two insurance holdings, Mediolanum (Italy) and Pohjola Insurance Group (Finland), appreciated noticeably and continue to offer solid value in today's market.

As we stated in your semiannual report, the Fund's net assets rose by more than one-third during the first half of the fiscal year. While appreciation of portfolio holdings explains some of the increase, new cash investments into the Fund account for the bulk of the asset growth. Investing new money changed the list of the Fund's largest holdings almost completely. Five of the current "top 10" companies are based in the United Kingdom. These include businesses focused on services, such as Compass Group (catering) and Stagecoach Holdings (transporta-

Pioneer Europe Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/97                             (continued)
--------------------------------------------------------------------------------

tion), and product-oriented companies, such as Nycomed Amersham (pharmaceutical) and JBA Holdings (software).

Disciplined Stock Picking Uncovers Gems

In the day-to-day management of your Fund, we use bottom-up, company-specific research to uncover high-quality investments selling at fairly valued prices. We scrutinize companies of all sizes, but in the end, we only select those offering a unique product or service that promises dynamic growth opportunities over the next three to five years.

The Fund's two largest holdings, Raisio Group (Finland) and Biora (Sweden), highlight our preference for stocks of companies with one-of-a-kind growth opportunities. Raisio uses a patented process to manufacture a cholesterol-eating food additive. The product has been well-received in Finland, and management is eyeing distribution worldwide. Biora, a biotechnology firm, makes a protein gel that is applied after gum surgery to promote reconstructive bone and tissue growth. With the gel approved for distribution in the United States, Canada, Europe and Japan, we are very upbeat about the prospects for this novel product.

A Bright Future

European markets are destined for tremendous change as restructuring and the march toward a single market transform the economic landscape. The lifting of arcane regulations and ongoing efforts by corpor ations to improve stockholder value are also helping create a culture of investing much like that in the United States. The environment is attracting new, sophisticated investors, and that is increasing both the number and quality of offerings coming to market. Rest assured, our dedication to finding one-of-a-kind opportunities before the rest of the market will be key to assuring premier growth and solid value going forward.

Respectfully yours,


/s/ Patrick M. Smith
Patrick M. Smith,
Portfolio Manager

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/97
--------------------------------------------------------------------------------

Shares                                                                    Value
                  INVESTMENT IN SECURITIES - 96.6%
                  PREFERRED STOCKS - 1.1%
     17,000       Bau Holdings AG                                    $  842,118
     25,000       Henkel KGaA (Non-voting)                            1,297,628
                                                                     ----------
                  Total Preferred Stocks
                  (Cost $1,859,772)                                  $2,139,746
                                                                     ----------

                  COMMON STOCKS - 95.5%
                  BASIC INDUSTRIES - 2.0%
                  Containers - 1.0%
     11,000       Schmalbach Lubeca AG                               $2,041,408
                                                                     ----------
                  Paper Products - 1.0%
     85,000       N.V. Koninklijke KNP BT                            $1,935,102
                                                                     ----------
                  Total Basic Industries                             $3,976,510
                                                                     ----------
                  CAPITAL GOODS - 10.7%
                  Aerospace - 0.9%
     70,400       British Aerospace Plc                              $1,870,673
                                                                     ----------
                  Construction & Engineering - 5.4%
        770       ABB AG (Bearer Shares)                             $1,003,177
    440,000       Ashtead Group Plc                                   2,582,580
     25,000       Cardo AB                                              676,838
      4,200       Mannesmann AG                                       1,773,241
    170,000       Powerscreen International Plc                       1,991,354
      9,500       VA Technologies AG                                  1,685,844
      7,829       Zardoya-Otis SA                                       941,288
        783       Zardoya-Otis SA (New Shares)*                          94,129
                                                                     ----------
                                                                    $10,748,451
                                                                     ----------
                  Producer Goods - 2.4%
      5,500       IWKA AG                                            $1,368,381
     25,000       Sidel, SA (Bearer Shares)                           1,404,239
    107,000       Siebe Plc                                           2,054,576
                                                                     ----------
                                                                    $ 4,827,196
                                                                     ----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/97                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
               Telecommunications - 2.0%
     18,500    Alcatel Alsthom SA                                    $ 2,232,219
     40,000    Telefonaktiebolaget LM Ericsson (Series B)              1,760,446
                                                                     -----------
                                                                     $ 3,992,665
                                                                     -----------
               Total Capital Goods                                   $21,438,985
                                                                     -----------

               CONSUMER DURABLES - 1.9%
               Motor Vehicles - 1.9%
      5,100    BERU AG (144A)*                                       $   107,957
    320,000    Cowie Group Plc                                         1,915,805
     21,000    Sylea SA                                                1,856,716
                                                                     -----------
               Total Consumer Durables                               $ 3,880,478
                                                                     -----------

               CONSUMER NON-DURABLES - 16.7%
               Agriculture & Food - 3.7%
     58,000    Louis Dreyfus Citrus*                                 $ 1,729,467
     52,700    Raisio Group Plc                                        5,596,424
                                                                     -----------
                                                                     $ 7,325,891
                                                                     -----------
               Consumer Luxuries - 0.6%
     11,000    TAG Heuer International SA (Registered)*              $ 1,256,425
                                                                     -----------
               Cosmetics - 0.4%
    280,000    McBride Plc                                           $   812,339
                                                                     -----------
               Home Products - 5.5%
    250,000    Carpetright Plc                                       $ 2,238,795
      4,700    Forbo Holding AG                                        1,845,374
     90,000    Industrie Natuzzi SpA (Sponsored A.D.R.)                2,013,750
     72,000    Safilo SpA                                              1,829,085
     11,700    Selecta Group*                                          1,637,065
     56,885    Tarkett AG                                              1,510,951
                                                                     -----------
                                                                     $11,075,020
                                                                     -----------
               Retail Food - 2.8%
      2,600    Carrefour SA                                          $ 1,356,737
     50,000    Centro Comerciales Pryca SA                               793,978
     35,000    Delhaize-Le Lion, SA                                    1,660,800
     37,000    G.I.B. Holdings Ltd.                                    1,875,528
                                                                     -----------
                                                                     $ 5,687,043
                                                                     -----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
             Retail Non-Food - 1.8%
      4,000  AVA Allgemeine Handelsgesellschaft der Verbraucher AG*  $ 1,020,704
     14,400  Metro AG                                                    633,022
     33,000  Stockmann AB (B Shares)                                   1,956,094
                                                                     -----------
                                                                     $ 3,609,820
                                                                     -----------
             Textiles/Clothes - 1.9%
     70,000  Fila Holding SpA (Sponsored A.D.R.)                     $ 1,758,750
      1,500  Hugo Boss AG                                              1,931,218
                                                                     -----------
                                                                     $ 3,689,968
                                                                     -----------
             Total Consumer Non-Durables                             $33,456,506
                                                                     -----------

             ENERGY - 2.1%
             Oil & Gas Extraction - 1.1%
     17,000  Elf Aquitaine SA                                        $ 2,104,278
                                                                     -----------
             Oil Services - 1.0%
     84,900  Bouygues Offshore SA (Sponsored A.D.R.)                 $ 2,058,825
                                                                     -----------
             Total Energy                                            $ 4,163,103
                                                                     -----------

             FINANCIAL - 19.3%
             Commerical Banks - 8.7%
    379,900  Banca Popolare di Milano                                $ 2,098,523
     72,000  Banco de Santander SA                                     2,016,911
     65,500  Bank Handlowy W. Warszawie*                                 879,598
     16,667  Big Bank Gdanski SA (G.D.R.)*                               235,417
     89,369  BPI-SGPS SA                                               2,009,977
     28,000  Credit Commercial de France                               1,586,339
     35,000  DePfa-Bank                                                1,975,004
     60,000  HSBC Holdings Plc                                         1,395,599
      1,300  Julius Baer Holding AG (Bearer Shares)                    1,939,606
     50,000  Svenska Handelbanken                                      1,580,400
     24,000  Unidanmark A/S                                            1,620,435
                                                                     -----------
                                                                     $17,337,809
                                                                     -----------

             Misc. Finance - 2.8%
    300,000  Amvescap Plc                                            $ 1,987,245
    695,000  Banca Fideuram SpA                                        2,648,362
      9,000  Cetelem SA                                                  998,570
                                                                     -----------
                                                                     $ 5,634,177
                                                                     -----------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/97                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
               Insurance-General - 3.6%
     32,200    Catalana Occidente                                    $ 1,633,574
     40,000    Internationale Nederlanden Groep NV                     1,679,114
     48,900    Pohjola Insurance Group (Series B)                      1,888,323
      5,000    Zurich Versicherungsgesellschaft (Registered)           2,063,107
                                                                     -----------
                                                                     $ 7,264,118
                                                                     -----------

               Investments - 0.7%
      2,800    Liechtenstein Global Trust (Participating
               Certificates)                                         $ 1,399,200
                                                                     -----------

               Life Insurance - 3.5%
     23,000    Aegon NV                                              $ 1,812,516
     25,000    Mapfre Vida Seguros                                     1,529,525
    113,000    Mediolanum SpA                                          1,895,962
     16,000    Union Des Assurances Federal                            1,789,104
                                                                     -----------
                                                                     $ 7,027,107
                                                                     -----------
               Total Financial                                       $38,662,411
                                                                     -----------

               SERVICES - 27.0%
               Broadcasting & Media - 0.9%
     65,000    Central European Media Enterprises Ltd.*              $ 1,901,250
                                                                     -----------

               Health & Personal Care - 1.8%
    800,000    Esaote Biomedica SpA                                  $ 2,178,832
     80,000    Marseille-Kliniken AG*                                  1,345,474
                                                                     -----------
                                                                     $ 3,524,306
                                                                     -----------
               Pharmaceuticals - 11.6%
     58,666    Astra AB                                              $   946,718
    458,000    Biora AB*                                               4,550,619
    100,000    Biora AB (A.D.R.)*                                      1,962,500
     45,000    Fabrica Espanola de Productos
               Quimicos y Farmaceuticos, SA                            2,057,125
     37,000    Gehe AG                                                 1,931,218
     90,000    Glaxo Wellcome Plc                                      1,916,811
     30,000    Jelfa SA*                                                 619,799
      1,000    Novartis AG                                             1,565,534
     17,000    Novo Nordisk A/S (Class B)                              1,839,603
     59,000    Nycomed Amersham Plc                                    2,268,268
        210    Roche Holdings AG                                       1,844,696
        510    UCB SA                                                  1,762,236
                                                                     -----------
                                                                     $23,265,127
                                                                     -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
              Publishing - 3.2%
 30,000,000   Dogan Sirketier Grubu Holdings AS*                     $ 1,192,810
    139,500   Elsevier NV                                              2,191,476
    165,000   Schibsted ASA                                            3,082,001
                                                                     -----------
                                                                     $ 6,466,287
                                                                     -----------

              Misc. Services - 9.5%
      4,317   Adecco SA                                              $ 1,401,018
    250,200   Compass Group Plc                                        2,637,094
    260,000   Electrocomponents Plc                                    2,016,592
     29,000   Hagemeyer NV                                             1,277,105
    182,000   Hays Plc                                                 2,127,341
     57,000   ISS International Service System A/S (Class B)*          1,728,800
     61,850   Koninkluke Ahrend NV                                     2,061,136
        600   Kuoni Reisen Holding AG (Series B) (Registered)*         2,270,131
     42,150   Munters AB                                                 427,228
     27,500   Randstad Holdings NV                                     1,097,734
    505,000   Rentokil Initial Plc                                     1,990,179
                                                                     -----------
                                                                     $19,034,358
                                                                     -----------
              Total Services                                         $54,191,328
                                                                     -----------

              TECHNOLOGY - 4.6%
              Computer Services - 2.8%
     35,000   Getronics NV                                           $ 1,155,550
    150,000   JBA Holdings Plc                                         2,377,147
     70,000   Olicom AS*                                               2,012,500
                                                                     -----------
                                                                     $ 5,545,197
                                                                     -----------

              Electronics - 1.8%
     20,000   Nokia AB                                                 1,745,443
     24,000   Phillips Electronics NV                                  1,878,960
                                                                     -----------
                                                                     $ 3,624,403
                                                                     -----------
              Total Technology                                       $ 9,169,600
                                                                     -----------

              Transportation - 2.1%
    210,000   BAA Plc                                                $ 1,922,848
    190,000   Stagecoach Holdings Plc                                  2,322,812
                                                                     -----------
              Total Transportation                                   $ 4,245,660
                                                                     -----------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/97                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
             UTILITIES - 9.1%
             Electric Utility - 2.4%
     64,000  Endesa (Empresa Nacional de Electridad SA)             $  1,205,472
     27,000  VEBA AG                                                   1,504,785
      4,300  Viag AG                                                   1,996,259
                                                                    ------------
                                                                    $  4,706,516
                                                                    ------------

             Telecommunications - 6.7%
     27,400  France Telecom SA*                                     $  1,036,956
     12,000  MobilCom AG*                                              2,028,649
     45,000  Portugal Telecom SA (Sponsored A.D.R.)                    1,856,250
    296,666  Telecom Italia SpA                                        1,859,585
    420,000  Telecom Italia SpA Di Risp                                1,697,220
    270,000  Telecom Italia Mobile SpA                                 1,001,743
     21,900  Telecel-Comunicacaoes Pessoais, SA *                      1,980,154
     72,000  Telefonica de Espana                                      1,964,941
                                                                    ------------
                                                                    $ 13,425,498
                                                                    ------------
             Total Utilities                                        $ 18,132,014
                                                                    ------------
             Total Common Stocks
             (Cost $143,105,156)                                    $191,316,595
                                                                    ------------

             Warrants-0.0%
     60,000  Banca Popolare di Bergamo, 3/31/04*                    $          0
                                                                    ------------
             Total Warrants
             (Cost $0)                                              $          0
                                                                    ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $144,964,928)                                    $193,456,341
                                                                    ------------

Principal
  Amount
             TEMPORARY CASH INVESTMENT - 3.4%
             Commercial Paper - 3.4%
$6,910,000   Household Finance Corp., 5.68%, 11/03/97               $  6,910,000
                                                                    ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $ 6,910,000)                                     $  6,910,000
                                                                    ------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100%
             (Cost $151,874,928)                                    $200,366,341
                                                                    ============


14    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 1997, the value of this security was $107,957 or 0.05% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
      United Kingdom                          18.8%
      Germany                                 11.6
      France                                  10.1
      Italy                                    9.8
      Switzerland                              8.7
      Netherlands                              7.8
      Spain                                    6.3
      Sweden                                   6.2
      Finland                                  5.8
      Denmark                                  3.7
      Portugal                                 3.0
      Belgium                                  2.8
      Norway                                   1.6
      Austria                                  1.3
      Bermuda                                  1.0
      Others (individually less than 1%)       1.5
                                             -----
                                             100.0%
                                             =====

(b) At October 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $151,874,928 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost            $52,457,627

      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value             (3,966,214)
                                                                    -----------
      Net unrealized gain                                           $48,491,413
                                                                    ===========
Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1997 aggregated $88,825,591 and $51,083,736, respectively.


The accompanying notes are an integral part of these financial statements.    15

Pioneer Europe Fund

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
      investment of $6,910,000) (cost $151,874,928)                     $200,366,341
   Cash                                                                      569,749
   Receivables -
      Fund shares sold                                                     1,188,839
      Dividends, interest and foreign taxes withheld                         249,983
   Other                                                                       5,867
                                                                        ------------
         Total assets                                                   $202,380,779
                                                                        ------------

LIABILITIES:
   Payables -
      Investment securities purchased                                   $    569,400
      Fund shares repurchased                                                377,891
   Due to affiliates                                                         297,901
   Accrued expenses                                                          131,144
                                                                        ------------
         Total liabilities                                              $  1,376,336
                                                                        ------------

NET ASSETS:
   Paid-in capital                                                      $140,850,981
   Accumulated undistributed net investment income                            18,964
   Accumulated undistributed net realized gain on
      investments and foreign currency transactions                       11,639,290
   Net unrealized gain on investments                                     48,491,413
   Net unrealized gain on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies                 3,795
                                                                        ------------
         Total net assets                                               $201,004,443
                                                                        ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $152,266,523/5,515,959 shares)                     $      27.60
                                                                        ============
   Class B (based on $42,471,785/1,580,337 shares)                      $      26.88
                                                                        ============
   Class C (based on $6,266,135/234,399 shares)                         $      26.73
                                                                        ============

MAXIMUM OFFERING PRICE:
   Class A                                                              $      29.28
                                                                        ============


16    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/97

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $321,165)    $  2,933,765
   Interest (net of foreign taxes withheld of $171)              404,669
                                                            ------------
         Total investment income                                           $  3,338,434
                                                                           ------------
EXPENSES:
   Management fees                                          $  1,681,417
   Transfer agent fees
      Class A                                                    278,253
      Class B                                                     84,390
      Class C                                                      6,829
   Distribution fees
      Class A                                                    322,466
      Class B                                                    334,923
      Class C                                                     36,516
   Accounting                                                    118,321
   Custodian fees                                                161,991
   Registration fees                                              85,190
   Professional fees                                              83,039
   Printing                                                       18,365
   Fees and expenses of nonaffiliated trustees                    13,569
   Miscellaneous                                                  70,154
                                                            ------------
         Total expenses                                                    $  3,295,423
         Less fees paid indirectly                                              (22,429)
                                                                           ------------
         Net expenses                                                      $  3,272,994
                                                                           ------------
            Net investment income                                          $     65,440
                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                           $ 11,862,850
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       (32,037)  $ 11,830,813
                                                            ------------   ------------

   Change in net unrealized gain from:
      Investments                                           $ 28,225,059
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           640   $ 28,225,699
                                                            ------------   ------------
      Net gain on investments and foreign currency
         transactions                                                      $ 40,056,512
                                                                           ------------
      Net increase in net assets resulting from operations                 $ 40,121,952
                                                                           ============


The accompanying notes are an integral part of these financial statements.    17

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/97 and 10/31/96

                                                             Year Ended      Year Ended
FROM OPERATIONS:                                               10/31/97        10/31/96
Net investment income                                       $      65,440   $     481,808
Net realized gain on investments
   and foreign currency transactions                           11,830,813       9,058,285
Change in net unrealized gain on investments
   and foreign currency transactions                           28,225,699       6,998,959
                                                            -------------   -------------
      Net increase in net assets resulting from operations  $  40,121,952   $  16,539,052
                                                            -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class A ($0.22 and $0.00 per share, respectively)     $    (956,926)  $          --
      Class B ($0.11 and $0.00 per share, respectively)          (105,769)             --
      Class C ($0.20 and $0.00 per share, respectively)           (13,921)             --
Net realized gain:
      Class A ($1.58 and $1.43 per share, respectively)        (6,974,917)     (5,330,480)
      Class B ($1.58 and $1.43 per share, respectively)        (1,552,623)       (622,721)
      Class C ($1.58 and $0.00 per share, respectively)          (110,662)             --
                                                            -------------   -------------
         Total distributions to shareholders                $  (9,714,818)  $  (5,953,201)
                                                            -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 125,553,018   $  53,717,473
Reinvestment of distributions                                   9,105,491       5,647,032
Cost of shares repurchased                                    (85,380,022)    (35,962,316)
                                                            -------------   -------------
      Net increase in net assets resulting from
         fund share transactions                            $  49,278,487   $  23,402,189
                                                            -------------   -------------
      Net increase in net assets                            $  79,685,621   $  33,988,040
NET ASSETS:
Beginning of year                                             121,318,822      87,330,782
                                                            -------------   -------------
End of year (including accumulated undistributed net
   investment income of $18,964 and $1,120,171,
   respectively)                                            $ 201,004,443   $ 121,318,822
                                                            =============   =============

CLASS A                       '97 Shares    '97 Amount    '96 Shares    '96 Amount
Shares sold                     3,641,336   $ 92,409,000    1,739,083   $ 37,427,960
Reinvestment of distributions     338,436      7,526,823      261,914      5,070,664
Less shares repurchased        (2,760,613)   (71,517,391)  (1,408,516)   (30,180,014)
                               ----------   ------------   ----------   ------------
      Net increase              1,219,159   $ 28,418,432      592,481   $ 12,318,610
                               ----------   ------------   ----------   ------------
CLASS B
Shares sold                     1,134,352   $ 28,009,864      703,595   $ 15,026,838
Reinvestment of distributions      68,391      1,490,927       30,224        576,368
Less shares repurchased          (511,877)   (13,113,393)    (266,274)    (5,637,583)
                               ----------   ------------   ----------   ------------
      Net increase                690,866   $ 16,387,398      467,545   $  9,965,623
                               ----------   ------------   ----------   ------------
CLASS C*
Shares sold                       207,616   $  5,134,154       58,406   $  1,262,675
Reinvestment of distributions       4,049         87,741           --             --
Less shares repurchased           (29,057)      (749,238)      (6,615)      (144,719)
                               ----------   ------------   ----------   ------------
      Net increase                182,608   $  4,472,657       51,791   $  1,117,956
                               ==========   ============   ==========   ============

* Class C shares were first publicly offered on January 31, 1996.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/97
--------------------------------------------------------------------------------

                                                                       Year         Year         Year         Year        Year
                                                                       Ended        Ended        Ended        Ended       Ended
CLASS A                                                               10/31/97     10/31/96     10/31/95(a)  10/31/94    10/31/93
Net asset value, beginning of year                                    $  23.25     $  21.19     $  19.91     $  17.73    $  14.63
                                                                      --------     --------     --------     --------    --------
Increase from investment operations:
   Net investment income                                              $   0.04     $   0.11     $   0.12     $   0.10    $   0.04
   Net realized and unrealized gain on investments
      and foreign currency transactions                                   6.11         3.38         2.57         2.65        3.33
                                                                      --------     --------     --------     --------    --------
         Net increase from investment operations                      $   6.15     $   3.49     $   2.69     $   2.75    $   3.37
Distributions to shareholders:
   Net investment income                                                 (0.22)          --        (0.01)       (0.31)      (0.09)
   Net realized gain                                                     (1.58)       (1.43)       (1.40)       (0.26)      (0.18)
                                                                      --------     --------     --------     --------    --------
Net increase in net asset value                                       $   4.35     $   2.06     $   1.28     $   2.18    $   3.10
                                                                      --------     --------     --------     --------    --------
Net asset value, end of year                                          $  27.60     $  23.25     $  21.19     $  19.91    $  17.73
                                                                      ========     ========     ========     ========    ========
Total return*                                                            28.30%       17.80%       15.12%       15.97%      23.47%
Ratio of net expenses to average net assets                               1.78%+       1.94%+       1.76%+       1.86%       2.00%
Ratio of net investment income to average net assets                      0.19%+       0.57%+       0.59%+       0.28%       0.24%
Portfolio turnover rate                                                     32%          56%          62%         100%         69%
Average commission rate paid (1)                                      $ 0.0037     $ 0.0251           --           --          --
Net assets, end of year (in thousands)                                $152,267     $ 99,915     $ 78,505     $ 67,375    $ 48,827
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction
   for fees paid indirectly:
      Net expenses                                                          --         2.00%        2.10%        2.48%       2.77%
      Net investment income (loss)                                          --         0.51%        0.25%       (0.34)%     (0.53)%
Ratios assuming waiver of management fees and
   reduction for fees paid indirectly:
      Net expenses                                                        1.77%        1.93%        1.75%          --          --
      Net investment income                                               0.20%        0.58%        0.60%          --          --

(a) The per share data presented above is based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/97
--------------------------------------------------------------------------------

                                                     Year         Year         Year
                                                     Ended        Ended        Ended       4/4/94 to
CLASS B                                             10/31/97     10/31/96     10/31/95(a)  10/31/94
Net asset value, beginning of period                $  22.74     $  20.92     $  19.80     $  17.96
                                                    --------     --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                     $  (0.10)    $  (0.04)    $  (0.02)    $   0.01
   Net realized and unrealized gain on investments
      and foreign currency transactions                 5.93         3.29         2.56         1.88
                                                    --------     --------     --------     --------
         Net increase from investment operations    $   5.83     $   3.25     $   2.54     $   1.89
Distributions to shareholders:
   Net investment income                               (0.11)          --        (0.02)       (0.05)
   Net realized gain                                   (1.58)       (1.43)       (1.40)          --
                                                    --------     --------     --------     --------
Net increase in net asset value                     $   4.14     $   1.82     $   1.12     $   1.84
                                                    --------     --------     --------     --------
Net asset value, end of period                      $  26.88     $  22.74     $  20.92     $  19.80
                                                    ========     ========     ========     ========
Total return*                                          27.35%       16.82%       14.43%       10.55%
Ratio of net expenses to average net assets             2.57%+       2.76%+       2.49%+       2.47%**
Ratio of net investment loss to average net assets     (0.55)%+     (0.23)%+     (0.13)%+     (0.75)%**
Portfolio turnover rate                                   32%          56%          62%         100%
Average commission rate paid (1)                    $ 0.0037     $ 0.0251           --           --
Net assets, end of period (in thousands)            $ 42,472     $ 20,228     $  8,826     $  3,037
Ratios assuming no waiver of management fees by
   PMC and no reduction for fees paid indirectly:
   Net expenses                                           --         2.80%        2.85%        2.95%**
   Net investment loss                                    --        (0.27)%      (0.49)%      (1.23)%**
Ratios assuming waiver of management fees by
   PMC and reduction for fees paid indirectly:
      Net expenses                                      2.55%        2.74%        2.46%          --
      Net investment loss                              (0.53)%      (0.21)%      (0.10)%         --

(a) The per share data presented above is based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/97
--------------------------------------------------------------------------------

                                                                               Year Ended  1/31/96 to
CLASS C                                                                        10/31/97(a)  10/31/96
Net asset value, beginning of period                                           $  22.69     $  19.92
                                                                               --------     --------
Increase (decrease) from investment operations:
   Net investment loss                                                         $  (0.12)    $     --
   Net realized and unrealized gain on investments
      and foreign currency transactions                                            5.94         2.77
                                                                               --------     --------
         Net increase from investment operations                               $   5.82     $   2.77
Distributions to shareholders:
   Net investment income                                                          (0.20)          --
   Net realized gain                                                              (1.58)          --
                                                                               --------     --------
Net increase in net asset value                                                $   4.04     $   2.77
                                                                               --------     --------
Net asset value, end of period                                                 $  26.73     $  22.69
                                                                               ========     ========
Total return*                                                                     27.47%       13.91%
Ratio of net expenses to average net assets                                        2.49%+       2.74%**+
Ratio of net investment loss to average net assets                                (0.52)%+      0.00%**+
Portfolio turnover rate                                                              32%          56%
Average commission rate paid (1)                                               $ 0.0037     $ 0.0251
Net assets, end of period (in thousands)                                       $  6,266     $  1,175
Ratios assuming no waiver of management fees by PMC and no reduction for fees paid indirectly:
   Net expenses                                                                      --         2.75%**
   Net investment loss                                                               --        (0.01)%**
Ratios assuming waiver of management fees by PMC and reduction for fees paid indirectly:
      Net expenses                                                                 2.46%        2.71%**
      Net investment income (loss)                                                (0.49)%       0.03%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.    21

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 1997, the Fund had no outstanding settlement or portfolio hedges.

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97                               (continued)
--------------------------------------------------------------------------------

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1997, the Fund reclassified $90,031 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $7,344,502 as a capital gain dividend for the purposes of the dividend paid deduction.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $70,604 in underwriting commissions on the sale of fund shares during the year ended October 31, 1997.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allo-

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   cated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1997, $188,837 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $36,155 in transfer agent fees payable to PSC at October 31, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $72,909 in distribution fees payable to PFD at October 31, 1997.

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97                               (continued)
--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1997, CDSCs in the amount of $59,624 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $22,429 under such arrangements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of October 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 3, 1997

Pioneer Europe Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Patrick M. Smith, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                           1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer LOGO]  Pioneer Funds Distributor, Inc.
                60 State Street
                Boston, Massachusetts 02109
                www.pioneerfunds.com

1297-4648
(C)  Pioneer Funds Distributor, Inc.
[Recycle LOGO]  Printed on Recycled Paper